REMARKETING AGREEMENT


         THIS AGREEMENT dated as of May 1, 1998, is by and between DOLLAR TREE DISTRIBUTION, INC., a Virginia corporation (the "Company"), and FIRST UNION NATIONAL BANK, a national banking association, acting through its Capital Markets Group (in such capacity, the "Remarketing Agent");


                              W I T N E S S E T H:

         WHEREAS, Mississippi Business Finance Corporation (the "Issuer") intends to issue and sell its Bonds, designated Mississippi Business Finance Corporation Incremental Taxable Variable Rate Demand Revenue Bonds (Dollar Tree Distribution, Inc. Project) Series 1998 (the "Bonds") in the aggregate principal amount of up to $19,000,000 pursuant to a Trust Indenture dated as of May 1, 1998 (the "Indenture") between the Company and AmSouth Bank, as Trustee (the "Trustee"), and to loan the proceeds thereof to the Company pursuant to the provisions of and for the purposes described in the Loan Agreement dated as of May 1, 1998, between the Issuer and the Company (the "Loan Agreement"); and

         WHEREAS, during the Variable Rate Period (as defined in the Indenture) for any Bonds the Company agrees to compensate the Remarketing Agent for remarketing such Bonds from time to time as provided under the Indenture and hereunder;

         NOW, THEREFORE, for and in consideration of the covenants herein made, the parties agree as follows:

         Section 1.        Appointment and Duties; Definitions.

         (a) The Company hereby appoints the Capital Markets Group of First Union National Bank to serve as Remarketing Agent under the Indenture, and First Union National Bank, acting through its Capital Markets Group, hereby accepts such appointment and agrees to perform the duties of the Remarketing Agent under Sections 202(d), 301, 302, 303, 304 and 1201 of the Indenture in accordance with the terms of the Indenture and this Agreement. The Remarketing Agent shall comply with the provisions of the Indenture insofar as they set forth duties and responsibilities of the Remarketing Agent and all of such provisions are hereby incorporated herein by this reference. In the event of any conflict between the provisions of this Agreement and the Indenture, the provisions of the Indenture shall control, except that the provisions of Sections 5 and 8 hereof shall supersede the Indenture in the event of any conflict.

         (b) Unless a different meaning clearly appears from the context, all words and terms used herein shall have the respective meanings assigned to such terms in the Indenture.

         Section 2.        Duties of the Remarketing Agent.

         (a) During the Variable Rate Period for any Bonds, upon receipt of notification from the Tender Agent of a demand to purchase any such Bonds from a Bondholder as provided in the Indenture until the date of such purchase specified in such notice, and thereafter, the Remarketing Agent will use its best efforts to arrange for the sale of such Bonds at 100% of the principal amount thereof, plus accrued and unpaid interest to the date of such sale (a "Remarketing").

         (b) The Remarketing Agent agrees to keep such books and records as shall be consistent with prudent industry practice and to make those books and records available for inspection by the Issuer, the Trustee and the Company at all reasonable times.

         (c) Conditions. Any placement pursuant to paragraph (a) of this Section 2 shall be subject to the following conditions:

                  (1) The Purchaser shall be a person or an institution that customarily acquires securities with characteristics similar to the Bonds in the ordinary course of its business and that is an "accredited investor" as defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended from time to time (the "Securities Act"), under any of the following categories at the time of the sale of the Bonds to that person or institution:

                            (i) a bank, as defined in Section 3(a)(2) of the
                  Securities Act, acting in its individual or fiduciary capacity;

                           (ii) a broker-dealer  registered  pursuant to Section
                  15 of the Securities Act of 1934, as amended (the "Exchange Act");

                          (iii)an insurance company, as defined in Section 2(13)
                  of the Securities Act;

                           (iv) an  investment  company,  as  defined  under the
                  Investment Company Act of 1940;

                            (v) a natural person whose  individual net worth, or
                  joint net worth with such person's spouse, at the time of his or her purchase exceeds $1,000,000;


                           (vi) a natural person who had an individual income in
                  excess of $200,000 in each of the two most recent years or joint income with the person's spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

                          (vii)  a  trust  with   total   assets  in  excess  of
                  $5,000,000, not formed for the specific purpose of acquiring the Bonds, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Securities Act; or

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

                         (viii) any   entity  in  which  all  the  owners  are
                  accredited investors.

                  (2) The Bonds will be offered solely to such Purchaser for investment for its own account and not with a view to dividing or participating its interests with others or for resale in connection with a distribution of all or any portion of the Bonds; provided, however, that such Purchaser shall at all times have the right to resell or otherwise dispose of all or any part of the Bonds as permitted by law and subject to all applicable state and federal laws, rules and regulations (including, but not limited to, the right to have the Bonds purchased at the times and in the manner set forth in the Indenture).

         (d) Suspension of Placement. The Remarketing Agent will suspend placement solicitations when requested by the Company. Bonds will not be placed by the Remarketing Agent after it has been notified by the Trustee or the Credit Facility Trustee of the occurrence or continuance of any Event of Default under the Indenture which has resulted in an acceleration (which has not been rescinded or annulled) of the Bonds pursuant to the Indenture.

         (e) Compliance With Law. The Remarketing Agent agrees that it will perform its obligations hereunder and as set forth in the Indenture in respect of the Remarketing in accordance with and as permitted by applicable federal and state law.

         Section 3.        Fees.

         (a) The Company shall pay to the Remarketing Agent, in connection with serving as Remarketing Agent, a fee of 1/10 of 1% per annum, based on a 365-day year and the actual number of days elapsed, multiplied by (i) during the first year following the Closing Date, $10,000,000; (ii) during the second year following the Closing Date, the aggregate principal amount of Bonds Outstanding on the first anniversary of the Closing Date, but if such aggregate principal amount is reduced during such second year, the Remarketing Agent shall return to the Company at the end of the second year that portion of the fee exceeding what the fee would have been for the second year had it been based on the weighted average aggregate principal amount of Bonds Outstanding; and (iii) thereafter, the aggregate principal amount of Bonds Outstanding. In each case, the fee will be payable annually in advance on the Closing Date and on each anniversary thereof, the first such payment to be delivered on the Closing Date in the amount of $10,000. If the Remarketing Agent resigns pursuant to Section 8 hereof, the Remarketing Agent shall refund to the Company the unearned balance of fees paid to the Remarketing Agent by the Company for the year in which such resignation occurs.

         (b) The Company also agrees to reimburse the Remarketing Agent for all reasonable expenses incurred in connection with any Remarketing of the Bonds, including without limitation, attorneys' fees and disbursements.

         Section 4. Disclosure. The Company agrees to furnish the Remarketing Agent with as many copies of the Placement Memorandum (as defined in the Placement Agreement) as the Remarketing Agent may reasonably request; the Company agrees to furnish the Remarketing

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

Agent with such other information as the Remarketing Agent deems necessary or useful from time to time in connection with the Remarketing of the Bonds in accordance with the terms hereof. The Company consents to the use of the Placement Memorandum (including any amendments, modifications and supplements thereto) and all other documents and other information provided to the Remarketing Agent by the Company for the purpose of remarketing the Bonds in accordance with the terms hereof. If at any time during the term of this Agreement any event or condition known to the Company relating to or affecting the Company, the Issuer, the Bonds or any document or agreement relating to the Bonds or executed in connection with the issuance or original placement thereof shall occur that might affect the accuracy or completeness of any material statement of fact contained in the Placement Memorandum, the Company shall promptly notify the Remarketing Agent in writing of the circumstances and details of such event or condition. The Company will assist the Remarketing Agent, at the Company's expense, in the amendment of the Placement Memorandum from time to time in order to assure the accuracy and completeness of the Placement Memorandum. Unless the Company notifies the Remarketing Agent of any such event or condition affecting the accuracy or completeness of the Placement Memorandum as set forth in this Section 4, the Remarketing Agent may assume that the Placement Memorandum or Disclosure Document is accurate and complete.

         Section 5. Indemnity.

         (a) The Company agrees to indemnify and hold harmless the Remarketing Agent, and its directors, officers, employees, agents and any Controlling Person of the Remarketing Agent within the meaning of Section 15 of the Securities Act of 1933, as amended (any and all of whom are referred to as "Indemnified Parties") from and against any and all losses, claims, damages and liabilities, joint or several (including all legal or other expenses reasonably incurred by any Indemnified Party in connection with the preparation for or defense of any claim, action or proceeding in any state or federal court or before any state or federal administrative agency, whether or not resulting in any liability), to which the Indemnified Party may become subject under any applicable federal or state law, regulation or otherwise caused by or arising out of or in any way relating to (i) the good faith performance by the Remarketing Agent of its duties hereunder or under the Indenture (other than those arising out of the negligence or willful misconduct of such Indemnified Party), or (ii) any untrue or misleading statement or alleged untrue or misleading statement of a material fact contained in the Placement Memorandum, or the omission or the alleged omission to state in the Placement Memorandum a material fact required to be stated in the Placement Memorandum or necessary to make the statements in the Placement Memorandum, in light of the circumstances under which they were made, not misleading, with the exception of statements or omissions related to the Placement Agent or the Bank, including without limitation statements in the Placement Memorandum in the sections entitled "Book Entry System," "THE LETTER OF CREDIT AND THE REIMBURSEMENT AGREEMENT," "TAX TREATMENT," "PLACEMENT AGENT," and "REMARKETING AGENT." This indemnity agreement is in addition to any other liability that the Company may otherwise have.

         (b) Promptly after receipt by any Indemnified Party of any claim of the commencement of any action or proceeding in respect of which indemnity may be sought against the Company, such Indemnified Party will notify the Company in writing of such claim or commencement of

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

such action. Failure to so notify the Company shall not relieve the Company from any liability that it may have under this Section 5. If such an action is brought against an Indemnified Party and such Indemnified Party notifies the Company of its commencement, the Company may, or if so requested by such Indemnified Party will, participate in it or assume its defense with counsel reasonably satisfactory to the Indemnified Party and after notice from the Company to the Indemnified Party of an election to assume the defense, the Company will not be liable to the Indemnified Party under this Section for any legal or other costs incurred in connection with the defense other than reasonable costs of investigation. If the Company does not employ counsel to take charge of the defense or if an Indemnified Party reasonably concludes that there may be defenses available to it different from or in addition to those available to the Company (in which case the Company will not have the right to assume the defense on behalf of the Indemnified Party), legal and other expenses reasonably incurred by the Indemnified Party will be paid by the Company. Any obligation under this Section of the Company to reimburse an Indemnified Party for expenses includes the obligation to make advances to the Indemnified Party to cover such expenses in reasonable amounts and at reasonable periodic intervals not more often than monthly as requested by the Indemnified Party. The Company will not be liable for any settlement effected without its prior written consent which the Company agrees will not be unreasonably withheld.

         (c) The Company also agrees to reimburse the Indemnified Parties for all reasonable expenses incurred by any of them, including compensation for witnesses' time and separate counsel fees, in connection with being compelled to appear as a witness in any action brought against the Company or the Issuer or any other party in connection with or in any way relating to the Bonds, whether or not the Remarketing Agent is named a party.

         Section 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, without giving effect to choice of law principles.

         Section 7.  Amendments.

         (a) The terms of this Agreement as set forth herein shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by written instrument signed by all of the parties hereto.

         (b) The Company agrees that it will not consent to any amendment of any provision in the Indenture affecting the duties, rights or responsibilities of the Remarketing Agent without the prior written consent of the Remarketing Agent, and further agrees that it will notify the Remarketing Agent of any amendments to any of the documents executed in connection with the Bonds.

         Section 8. Termination.   The Remarketing Agent may at any time resign
and be discharged of the duties and obligations created by this Agreement by giving at least 30 days' notice to the Issuer, the Company, the Credit Facility Issuer and the Trustee. The Remarketing Agent will resign at any time at the request of the Company.

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

         Section 9. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Remarketing Agreement to be duly executed as of the day and year first above written.


                                    DOLLAR TREE DISTRIBUTION, INC.


                                    By:      /s/ H. Ray Compton
                                             ------------------------------
                                             Name: H. Ray Compton
                                             Title: Executive Vice President



[Execution by the Remarketing Agent follows on the next page.]



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



                                    FIRST UNION NATIONAL BANK,
                                       as Remarketing Agent


                                    By:      /s/ Hal A. Teliment
                                             -----------------------------
                                             Name: Hal A. Telimen
                                             Title: Senior Vice President



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